                             ENVIRONMENTAL INDEMNITY

                  This ENVIRONMENTAL INDEMNITY, is made as of February 13, 2004 (this AGREEMENT), by ALEXANDER'S INC., a Delaware corporation (GUARANTOR) and 731 Office One LLC, a Delaware limited liability company (BORROWER, and, collectively with Guarantor, INDEMNITOR), each having an address for notice purposes 888 Seventh Avenue, New York, New York 10019, for the benefit of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (LENDER), having an office at 60 Wall Street, New York, New York 10005.

                              W I T N E S S E T H:

                  WHEREAS, Borrower is the owner of a fee simple interest in the real property commonly known as Office Unit 1 and Office Unit 2 of the Beacon Court Condominium located at 731 Lexington Avenue, New York, New York, and more particularly described on Exhibit A attached hereto and incorporated herein (the PROPERTY);

                  WHEREAS, on the date hereof, in accordance with the terms of a Loan and Security Agreement, dated as of the date hereof (as the same may be amended and supplemented from time to time, the LOAN AGREEMENT), between Lender, as lender, and Borrower, as borrower, Lender is making a loan to Borrower in the principal amount of $400,000,000 (the LOAN), which Loan is evidenced by that certain Amended, Restated and Consolidated Note, dated as of the date hereof (as the same may be amended, substituted, replaced, exchanged and supplemented from time to time, the NOTE), made by and between Borrower and Lender and secured by that certain Amended, Restated and Consolidated Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (as the same may be amended and supplemented from time to time, the SECURITY INSTRUMENT), by and between Borrower and Lender and the other Loan Documents (as defined in the Loan Agreement);

                  WHEREAS, Guarantor is an affiliate of Borrower and will derive substantial benefit from the Loan;

                  WHEREAS, as a condition to making the Loan, Lender has required Indemnitor to deliver this Agreement for the benefit of Lender;

                  WHEREAS, the forgoing recitals are intended to form an integral part of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises, Ten Dollars ($10.00) paid in hand, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor agrees as follows:

                  Section 1. Definitions.

                           (a)      The following terms shall have the meaning
ascribed thereto:

                  AGREEMENT: Shall have the meaning provided in the first paragraph.

                  BORROWER:  Shall have the meaning provided in the Recitals.

                  ENVIRONMENTAL LAW: Shall have the meaning provided in the Loan Agreement.

                  GUARANTOR: Shall have the meaning provided in the Recitals.

                  HAZARDOUS MATERIALS: Shall have the meaning provided in the Loan Agreement.

                  INDEMNIFIED PARTIES: Shall mean Lender, its parent, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

                  INDEMNITOR: Shall have the meaning provided in the first paragraph.

                  LENDER: Shall have the meaning provided in the first paragraph.

                  LOAN AGREEMENT: Shall have the meaning provided in the Recitals.

                  NOTE:  Shall have the meaning provided in the Recitals.

                  RELEASE: Shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or discarding, abandoning, or disposing into the environment in violation of applicable Environmental Law.

                  SECURITY INSTRUMENT: Shall have the meaning provided in the Recitals.

                  STORING: Shall mean any storing or burying of any Hazardous Materials into the environment in violation of applicable Environmental Law.

                  TERMINATION EVENT: Shall mean the first to occur of: satisfaction in full of the Obligations (as defined in the Security Instrument); Lender or Lender's agents or any receiver appointed by or at the request of Lender taking possession of the Property by foreclosure; or Lender or any Lender nominee acquiring title to the Property by foreclosure, conveyance of a deed in lieu of foreclosure or otherwise.

                  THREAT OF RELEASE: Shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

                           (b)      Capitalized terms used but not otherwise
defined herein shall have the respective meanings given thereto in the Loan Agreement, unless otherwise expressly provided herein. All references to sections shall be deemed to be references to sections of this Agreement, unless otherwise indicated.

                  Section 2. Indemnity Agreement. Indemnitor covenants and agrees, at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts selected by Indemnitor and reasonably acceptable to Lender) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, but subject to the provisions hereof, reasonable attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding but excluding any lost profits) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and, and arising directly or indirectly from or out of: (A) the Release, Storing or Threat of Release of any Hazardous Materials in, on or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower or Indemnitor, first occurring prior to (but need not be discovered prior to) a Termination Event; (B) the violation of any applicable Environmental Laws relating to or affecting the Property or Borrower, whether or not caused by or within the control of Borrower or Indemnitor first occurring prior to (but need not be discovered prior to) a Termination Event; (C) the failure of Indemnitor to comply with the terms and conditions of this Agreement; (D) the violation of any applicable Environmental Laws in connection with other real property of Borrower or Indemnitor which gives or is reasonably likely to give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this indemnity, in a commercially reasonable manner, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas to the extent such Hazardous Materials existed (but need not have been discovered) at the Property prior to a Termination Event and to the extent required by any applicable Environmental Laws, (ii) the costs of any actions required under Applicable Laws to be taken in response to a Release, Storing or Threat of Release of any Hazardous Materials in, on or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release, Storing or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment to the extent such Hazardous Materials existed (but need not have been discovered) at the Property prior to a Termination Event, and
(iii) costs incurred to comply with applicable Environmental Laws in connection with all or any portion of the Property or (to the extent any condition originating on the Property requires compliance with applicable Environmental Laws in connection with any surrounding areas) with any surrounding areas to the extent Hazardous Materials existed (but need not have been discovered) at the Property prior to a Termination Event. Indemnitor's obligations hereunder are separate and distinct from its obligations under the Loan Documents, and Lender's and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Lender under the Loan Documents. If any such action or other proceeding shall be brought against Lender, upon written notice from Indemnitor to Lender (given reasonably promptly following Lender's notice to Indemnitor of such action or proceeding), Indemnitor shall be entitled to assume the defense thereof, at

Indemnitor's expense, with counsel reasonably acceptable to Lender; provided, however, Lender may, at its own expense, retain separate counsel to participate in such defense, but such participation shall not be deemed to give Lender a right to control such defense, which right Indemnitor expressly retains. Notwithstanding the foregoing, each Indemnified Party shall have the right to employ separate counsel at Indemnitor's expense if, in the reasonable opinion of legal counsel, a conflict or potential conflict exists between the Indemnified Party and Indemnitor and/or the other Indemnified Parties, as the case may be, that would make such separate representation advisable. Notwithstanding the foregoing, Indemnitor shall have no liability under this Agreement if the liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever are due to the gross negligence or willful misconduct of Lender.

                  Section 3. Survival.

                           (a)      This Agreement and the indemnities provided
herein shall survive the repayment of the Loan and, subject to the terms of such indemnity, any exercise of any remedies under the Loan Documents, including without limitation, any remedy in the nature of foreclosure for the period of five (5) years immediately following a Termination Event, and shall not merge with any assignment or conveyance given by Borrower to Lender in lieu of foreclosure.

                           (b)      It is agreed and intended by Indemnitor and
Lender that this Agreement and the Indemnities provided herein may be assigned or otherwise transferred by Lender to its successors and assigns and to any subsequent purchaser of all or any portion of the Loan by, through or under Lender, without notice to Indemnitor and without any further consent of Indemnitor. To the extent consent of any such permitted assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Indemnitor in order to maximize the extent and effect of the indemnity given hereby.

                  Section 4. Miscellaneous.

                           (a)      No Waiver. The liabilities of Indemnitor
under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any Person who succeeds Borrower or any other Person as owner of any portion of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Note or the Loan Documents or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by the Loan Documents or to any other security, or limiting Lender's rights to a deficiency judgment against Borrower;
(iv) the accuracy or inaccuracy of the representations and warranties made by Borrower under any of the

Loan Documents; (v) the release of Borrower or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lender's voluntary act, or otherwise;
(vi) the release or substitution, in whole or in part, of any security for the Loan; or (vii) Lender's failure to record the Security Instrument or file any UCC-1 financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

                           (b)      Marshalling. INDEMNITOR WAIVES ANY RIGHT OR
CLAIM OF RIGHT TO CAUSE A MARSHALLING OF BORROWER'S ASSETS OR TO CAUSE LENDER TO PROCEED AGAINST ANY OF THE SECURITY FOR THE LOAN BEFORE PROCEEDING UNDER THIS AGREEMENT AGAINST BORROWER OR TO PROCEED AGAINST INDEMNITOR IN ANY PARTICULAR ORDER. INDEMNITOR AGREES THAT ANY PAYMENTS REQUIRED TO BE MADE HEREUNDER SHALL BECOME DUE AND PAYABLE TEN (10) DAYS AFTER DEMAND. INDEMNITOR EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND REMEDIES (INCLUDING ANY RIGHTS OF SUBROGATION) ACCORDED BY APPLICABLE LAW TO INDEMNITOR, PRIOR TO THE EXPIRATION OF THE FIFTH ANNIVERSARY OF THE OCCURRENCE OF A TERMINATION EVENT.

                           (c)      Joint and Several Obligation. If Indemnitor
consists of more than one Person or entity, each shall be jointly and severally liable to perform the obligations of Indemnitor hereunder. Any one of Borrower or one or more parties constituting Indemnitor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

                           (d)      Further Assurances. Indemnitor shall execute
and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions, reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under this Agreement, to protect and further the validity, priority and enforceability of this Agreement or otherwise carry out the purposes of this Agreement and the transactions contemplated thereunder.

                           (e)      Notices. All notices, consents, approvals
and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section and given at least twenty (20) days prior to the effective date of such change of address).

If to Indemnitor:                  731 Office One LLC
                                   c/o Alexander's Inc.
                                   888 Seventh Avenue
                                   New York, New York 10019
                                   Attention: Ms. Wendy Silverstein
                                   Facsimile: (212) 894-7073
                                   Confirmation No.: (212) 894-7000

and to:                            Alexander's Inc.
                                   888 Seventh Avenue
                                   New York, New York 10019
                                   Attention: Ms. Wendy Silverstein
                                   Facsimile: (212) 894-7073
                                   Confirmation No.: (212) 894-7000

with a copy to:                    Proskauer Rose LLP
                                   1585 Broadway
                                   New York, New York 10036-8299
                                   Attention: Ronald D. Sernau, Esq.
                                   Facsimile: (212) 969 2900
                                   Confirmation No.: (212) 969-3000

If to Lender:                      German American Capital Corporation
                                   60 Wall Street
                                   New York, New York  10005
                                   Attention: Eric Schwartz and General Counsel
                                   Facsimile:  (212) 250-7210
                                   Confirmation No.: (212) 250-2500

with a copy
to the Servicer:                   GMAC Commercial Mortgage Corporation
                                   200 Witmer Road
                                   Horsham, Pennsylvania 19044
                                   Attention: Managing Director, Global
                                   Facsimile: (215).328.3478
                                   Confirmation No.: 215.328.1030

with a copy to:                    Skadden, Arps, Slate, Meagher & Flom LLP
                                   Four Times Square
                                   New York, NY  10036
                                   Attention: Harvey R. Uris, Esq.
                                   Facsimile:  (212) 735-2000
                                   Confirmation No.: (212) 735-3000

All notices, elections, requests and demands required or permitted under this Agreement shall be in the English language. All notices, elections, requests and demands under this Agreement shall be effective and deemed received upon the earliest of (i) the actual receipt of the same by personal delivery or otherwise, (ii) one (1) Business Day after being deposited with a nationally recognized overnight courier service as required above, (iii) upon delivery or rejection of delivery after being deposited in the United States mail as required above, or (iv) on the day sent if sent by facsimile with confirmation on or before 5:00 p.m. New York time on any Business Day or on the next Business Day if so delivered after 5:00 p.m. New York time or on any day other than a Business Day. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, election, request, or demand sent.

                           (f)      Entire Agreement. This Agreement constitutes
the entire and final agreement between Indemnitor and Lender with respect to the subject matter hereof and may only be changed, amended, modified or waived by an instrument in writing signed by Indemnitor and Lender.

                           (g)      No Waiver. No waiver of any term or
condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given. No delay on Lender's part in exercising any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver of any privilege, power or right hereunder.

                           (h)      Successors and Assigns. This Agreement shall
be binding upon Indemnitor and its successors and assigns and shall inure to the benefit of Lender and its successors and permitted assigns. Indemnitor, without the prior written consent of Lender in each instance, may assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof, provided that such assignment shall not release Indemnitor of its obligations hereunder.

                           (i)      Captions. All paragraph, section, exhibit
and schedule headings and captions herein are used for reference only and in no way limit or describe the scope or intent of, or in any way affect, this Agreement.

                           (j)      Counterparts. This Agreement may be executed
in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one binding Agreement.

                           (k)      Severability. The provisions of this
Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

                           (l)      GOVERNING LAW. THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WITHOUT REGARD TO CHOICE OF LAW RULES. INDEMNITOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON INDEMNITOR IN THE MANNER AND AT THE ADDRESS SPECIFIED FOR NOTICES ABOVE. INDEMNITOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                           (m)      JURY TRIAL WAIVER. INDEMNITOR, LENDER AND
THE INDEMNIFIED PARTIES AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER THEM, HEREBY EXPRESSLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF INDEMNITOR, LENDER OR ANY INDEMNITEE WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND INDEMNITOR, LENDER AND EACH INDEMNITEE HEREBY AGREE AND CONSENT THAT AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT HERETO TO THE WAIVER OF ANY RIGHT TO TRIAL BY JURY. EACH OF INDEMNITOR AND LENDER ACKNOWLEDGES THAT IT HAS CONSULTED WITH LEGAL COUNSEL REGARDING THE MEANING OF THIS WAIVER AND ACKNOWLEDGES THAT THIS WAIVER IS AN ESSENTIAL INDUCEMENT FOR THE MAKING OF THE LOAN. THIS WAIVER SHALL SURVIVE THE REPAYMENT OF THE LOAN.

                           (n)      Counterclaims and other Actions. Indemnitor
hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender on this Agreement, any and every right it may have to (i) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Lender on this Agreement and cannot be maintained in a separate action) and (ii) have any such suit, action or proceeding consolidated with any other or separate suit, action or proceeding.

                           (o)      Non-Recourse. Recourse with respect to any
claims arising under or in connection with this Agreement shall be limited to the extent provided in Article XVIII of the Loan Agreement and the terms, covenants and conditions of Article XVIII of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, Indemnitor has executed this Environmental Indemnity as of the day and year first written above.

                              INDEMNITOR:

                              731 OFFICE ONE LLC, a Delaware limited liability company

                              By:   731 OFFICE ONE HOLDING LLC, a Delaware
                              limited liability company, its sole member

                                    By:   ALEXANDER'S INC., a Delaware
                                          corporation, its sole member

                                    By:   /s/     Brian Kurtz
                                          -----------------------------------
                                          Name:   Brian Kurtz
                                          Title:  Assistant Secretary

                              ALEXANDER'S INC., a Delaware corporation

                              By /s/    Brian Kurtz
                                 --------------------------------
                                 Name:  Brian Kurtz
                                 Title: Assistant Secretary

                                    EXHIBIT A

                                 (Office Unit 1)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 1" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1002 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

         TOGETHER with an undivided 49.0559% percentage interest in the General Common Elements (as such term is defined in the Declaration);

         TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

         TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                 (Office Unit 2)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 2" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1003 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 14.0095% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                       2